SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (date of earliest event reported): June 30, 1998



                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



       Maryland                       1-11706                 52-1796339
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)                File No.)            Identification No.)



                   1850 K Street, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 729-7500



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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.


         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report for the following properties: Sunnyvale Technology Park and Golden Gate Commons, and Historical Summaries of Operating Revenue and Expense for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditor's Report for the following properties: Checkfree Corporate Campus and Hacienda West. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually or in the aggregate, are significant.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         None.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

                  Attached hereto as Exhibit 99.1 are the following financial statements:

                  (i) Historical Summary of Operating Revenue and Expenses for Sunnyvale Technology Park for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (ii) Historical Summary of Operating Revenue and Expenses for Golden Gateway Commons for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iii) Historical Summaries of Operating Revenue and Expenses for Checkfree Corporate Campus for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iv) Historical Summaries of Operating Revenue and Expenses for Hacienda West for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (v) Historical Summaries of Operating Revenue and Expenses for Palomar Oaks Technology Park for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

         (b)      Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at March 31, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1998 and the year ended December 31, 1997 relating to the Company.

         (c)      Exhibits

                  Exhibit
                  Number
                 ---------

3.1 Articles of Amendment of Amendment and Restatement of Articles of Incorporation of the Company dated June 16, 1998

99.1              Financial Statements

                  (i) Historical Summary of Operating Revenue and Expenses for Sunnyvale Technology Park for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (ii) Historical Summary of Operating Revenue and Expenses for Golden Gateway Commons for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iii) Historical Summaries of Operating Revenue and Expenses
                        for Checkfree Corporate Campus for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iv) Historical Summaries of Operating Revenue and Expenses for Hacienda West for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (v) Historical Summaries of Operating Revenue and Expenses for Palomar Oaks Technology Park for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.


99.2              Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at March 31, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1998 and the year ended December 31, 1997 relating to the Company.

ITEM 8.           Change in Fiscal Year.

                  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: July 1, 1998



                                            CARRAMERICA REALTY CORPORATION



                                            By:      /s/ Brian K. Fields
                                                     -----------------------
                                                     Brian K. Fields
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------

3.1 Articles of Amendment of Amendment and Restatement of Articles of Incorporation of the Company dated June 16, 1998

23.1              Consent of Independent Accountants.

99.1              Financial Statements

                  (i) Historical Summary of Operating Revenue and Expenses for Sunnyvale Technology Park for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (ii) Historical Summary of Revenue and Direct Operating Expenses for Golden Gateway Commons for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iii) Historical Summaries of Operating Revenue and Expenses
                        for Checkfree Corporate Campus for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (iv) Historical Summaries of Operating Revenue and Expenses for Hacienda West for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

                  (v) Historical Summaries of Operating Revenue and Expenses for Palomar Oaks Technology Park for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.

99.2              Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at March 31, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1998 and the year ended December 31, 1997 relating to the Company.